UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Tower Place, 7th Floor, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment No. 1 and Amendment No. 2 to Amended and Restated 2018 Stock Incentive Plan

At the Assembly Biosciences, Inc. (the “Company”) Annual Meeting of Stockholders held on June 5, 2025 (the “Annual Meeting”), the Company’s stockholders approved Amendment No. 1 (“Amendment No. 1”) to the Assembly Biosciences, Inc. Amended and Restated 2018 Stock Incentive Plan (the “2018 Plan”) to increase the number of shares reserved for issuance thereunder from 1,103,333 shares of common stock to 1,478,333 shares. A copy of Amendment No. 1 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Also at the Annual Meeting, the Company's stockholders approved Amendment No. 2 to the 2018 Plan (“Amendment No. 2”) to reserve an additional 225,000 shares for issuance subject to performance-based vesting solely to support a broad-based supplemental retention grant program. A copy of Amendment No. 2 is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

A summary of the material terms of the 2018 Plan, as amended by both Amendment No. 1 and Amendment No. 2, is set forth as a part of Proposal 4 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2025 (the “Proxy Statement”) and is incorporated by reference herein. That summary is qualified in its entirety by reference to the full text of the 2018 Plan, incorporating both Amendment No. 1 and Amendment No. 2, set forth as Appendix C of the Proxy Statement, which is also incorporated by reference herein.

Amendment No. 1 to Second Amended and Restated 2018 Employee Stock Purchase Plan

At the Annual Meeting, the Company's stockholders approved Amendment No. 1 (the “ESPP Amendment No. 1”) to the Assembly Biosciences, Inc. Second Amended and Restated Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares reserved for issuance thereunder from 164,500 shares of common stock to 225,000 shares. A copy of ESPP Amendment No. 1 is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

A summary of the material terms and conditions of the ESPP, as amended by ESPP Amendment No. 1, is set forth as a part of Proposal 5 in the Proxy Statement and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the ESPP incorporating ESPP Amendment No. 1, set forth as Appendix E of the Proxy Statement, which is also incorporated by reference herein.

Management Change

On June 5, 2025, the Board of Directors appointed Jeanette M. Bjorkquist to serve as the Company’s principal financial officer in addition to her role as principal accounting officer. Ms. Bjorkquist succeeds Jason A. Okazaki, who previously served as both the Company’s principal executive officer and principal financial officer. Mr. Okazaki will continue in his role as principal executive officer.

Since joining the Company in 2019, Ms. Bjorkquist has held positions of increasing responsibility with the Company. Since June 2025, Ms. Bjorkquist, 38, has served as the Company’s VP, Finance. Prior to that, she served as Executive Director, Accounting & Treasury from February 2023 until June 2025. Prior to that, she served as Senior Director, Accounting & Treasury from April 2021 until February 2023. Prior to that, she served as Director, Controller from August 2020 until April 2021. Prior to that, she served as Associate Director, Accounting & Reporting from April 2019 until August 2020.

There are no arrangements or understandings between Ms. Bjorkquist and any other persons pursuant to which Ms. Bjorkquist was appointed to serve as principal financial officer. There are also no family relationships between Ms. Bjorkquist and any director or executive officer of the Company, and she has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2025, the matters listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting through the solicitation of proxies. Detailed descriptions of each of the proposals are included in the Proxy Statement. The results of the stockholders’ votes are as follows:

1. William R. Ringo, Jr., Anthony E. Altig, Tomas Cihlar, Ph.D., Gina Consylman, Robert D. Cook II, Sir Michael Houghton, Ph.D., Lisa R. Johnson-Pratt, M.D., Susan Mahony, Ph.D., John G. McHutchison, A.O., M.D. and Jason A. Okazaki were each elected to serve on the Company’s Board of Directors until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
William R. Ringo, Jr.	2,948,777	826,415	3,117	977,973

Anthony E. Altig	3,059,594	715,598	3,117	977,973
Tomas Cihlar, Ph.D.	3,722,875	52,333	3,101	977,973
Gina Consylman	3,004,665	770,527	3,117	977,973
Robert D. Cook II	3,722,856	52,351	3,102	977,973
Sir Michael Houghton, Ph.D.	3,720,131	12,909	45,269	977,973
Lisa R. Johnson-Pratt, M.D.	2,969,395	763,645	45,269	977,973
Susan Mahony, Ph.D.	3,004,699	770,508	3,102	977,973
John G. McHutchison, A.O., M.D.	3,066,245	708,962	3,102	977,973
Jason A. Okazaki	3,104,023	671,185	3,101	977,973

2. The stockholders approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,975,064	784,522	18,723	977,973

3. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstain	Broker Non-Votes
4,645,810	8,218	102,254	—

4a. The stockholders approved Amendment No. 1 to the 2018 Plan to increase the number of shares reserved for issuance thereunder by 375,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,924,113	827,725	26,471	977,373

4b. The stockholders approved Amendment No. 2 to the 2018 Plan to increase the number of shares reserved for issuance thereunder by 225,000 shares solely to support a broad-based supplemental retention grant program.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,929,552	825,386	23,371	977,973

5. The stockholders approved the ESPP Amendment No. 1 to the ESPP, to increase the number of shares reserved for issuance thereunder to 225,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,981,893	770,550	25,866	977,973

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to Assembly Biosciences, Inc. Amended and Restated 2018 Stock Incentive Plan.
10.2	Amendment No. 2 to Assembly Biosciences, Inc. Amended and Restated 2018 Stock Incentive Plan.
10.3	Amendment No. 1 to Assembly Biosciences, Inc. Second Amended and Restated 2018 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: June 9, 2025	By:	/s/ John O. Gunderson
John O. Gunderson
VP, General Counsel and Corporate Secretary